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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 20, 2003

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits


        The following exhibit is furnished herewith:

        21 Monthly Servicer's Certificate issued on August 20, 2003 relating to the Series 2000-C, 2001-A, 2002-A, 2003-A and 2003-B Asset
               Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-C, 2001-A, 2002-A, 2003-A and 2003-B Indenture Supplements dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003
               and June 1, 2003 respectively, covering the period of August 1, 2003 through August 31, 2003.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANTA BUSINESS CARD MASTER TRUST

                                          By: Advanta Bank Corp., as
                                          attorney-in-fact

                                          By:    /s/ Mark Shapiro
                                                 -------------------------------
                                          Name:  Mark Shapiro
                                          Title: Assistant Vice President-
                                                 Structured Finance



                                          ADVANTA BUSINESS RECEIVABLES CORP.

                                          By:    /s/ Mark Shapiro
                                                 -------------------------------
                                          Name:  Mark Shapiro
                                          Title: Vice President


Dated:  August 20, 2003

                                  Exhibit Index


Exhibit No.                                                                                    Page
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21.1               Monthly Servicer's Certificate dated August 20, 2003 prepared by the
                   Servicer and sent to the Indenture Trustee pursuant to Section
                   5.03(a) of the Series 2000-C, 2001-A 2002-A, 2003-A and 2003-B
                   Indenture Supplement covering the period of August 1, 2003 through
                   August 31, 2003.